Vessels and Other Fixed Assets, Net (Table) (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Cost
Vessels and other fixed assets, net	$ 2,656,108	$ 1,775,081
Vessels and other fixed assets
Cost
Vessels	3,147,072	2,184,841
Other fixed assets	2,201	2,015
Total cost	3,149,273	2,186,856
Accumulated depreciation	(493,165)	(411,775)
Vessels and other fixed assets, net	$ 2,656,108	$ 1,775,081